UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2005

SCICLONE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer)
incorporation)		Identification No.)

901 Mariner’s Island Blvd., Suite 205

San Mateo, California 94404

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (650) 358-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

 On December 14, 2005, SciClone Pharmaceuticals, Inc. (the "Company") issued press releases announcing the results of its first U.S. phase 3 trial of ZADAXIN for hepatitis, and preliminary results of a European phase 2 trial of ZADAXIN for malignant melanoma.  Copies of the Company's press releases are attached hereto as Exhibit 99.1 and 99.2 and incorporated herein by reference.

Also on December 14, 2005, the Company held a conference call to discuss the results.  A summary of the disclosures made in the call is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

                (c)           Exhibits.

                Exhibit   Description

                ________________

                99.1         Press Release of SciClone Pharmaceuticals, Inc. dated December 14, 2005.

                99.2         Press Release of SciClone Pharmaceuticals, Inc. dated December 14, 2005.

                99.3         Summary of SciClone Pharmaceuticals, Inc. Conference Call dated December 14, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005	SCICLONE PHARMACEUTICALS, INC.

By: /s/ Richard A. Waldron
Richard A. Waldron
Chief Financial Officer